EXHIBIT 10.11

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is made and entered into as of this 30th day of September, 2003 (hereinafter, the “Closing Date”), by and between GREAT LAKES CAPITAL ACCEPTANCE LLC, an Illinois limited liability company located at 27 East Monroe Street, Suite 700, Chicago, Illinois 60603 (as such, together with its successors and permitted assigns, “Borrower”), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation located at 130 East Chestnut Street, Suite 400, Columbus, Ohio 43215 (“Lender”).

RECITALS

A. As of December 11, 2002, Borrower, Lender and Great Lakes Capital Funding I, LLC (“Funding”) entered into a certain Loan and Security Agreement (as amended, modified or supplemented from time to time, the “Loan Agreement”), setting forth the terms of certain extensions of credit to Borrower and Funding; and

B. As of December 11, 2002, Borrower and Funding executed and delivered to Lender, inter alia, a promissory note in the original principal sum of Seven Million Dollars ($7,000,000) (the “Note”); and

C. In connection with the Loan Agreement and the Note, Borrower executed and delivered, or cause to be executed and delivered, to Lender certain other loan documents, including, without limitation, guaranty agreements, a blocked account agreement, assignments, security agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Note and the Loan Agreement, are hereinafter collectively referred to as the “Loan Documents”); and

D. As of August 7, 2003, Borrower, Lender and Funding executed a certain Consent Agreement, whereby Lender consented to the dissolution of Funding; and

E. Borrower and Lender desire to (i) increase the line of credit under the Loan Agreement up to Twelve Million Dollars ($12,000,000) and (ii) make certain other modifications to the Loan Documents, all upon terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. Amendments to Loan Agreement. The Loan Agreement shall be amended as follows:

a. The definition of “Base Rate Margin” shall be amended to state in its entirety as follows:

“Base Rate Margin” means two and one-quarter percent (2.25%) per annum.

b. The definition of “Borrower” shall be amended to state in its entirety as follows:

“Borrower” means in the singular and in the plural, GLCA and its successors and assigns.

c. The definition of “Revolving Credit Maximum Amount” shall be amended to state in its entirety as follows:

“Revolving Credit Maximum Amount” means at any particular time, the lesser of (i) $12,000,000 and (ii) the Borrowing Base of the Borrower.

d. The first paragraph of Section 2 shall be amended to state in its entirety as follows:

2. The Loan and Terms of Repayment.

Lender, subject to the terms and conditions hereof, will extend credit to the Borrower based on the Borrower’s Borrowing Base up to the aggregate sum of $12,000,000 (the “Loan”). The Borrower unconditionally promises to pay when due the principal amount of the Loan, all unpaid interest accrued thereon and all other Obligations incurred by it, in accordance with the terms of this Agreement and the other Loan Documents.

e. Section 3.1 shall be amended to state in its entirety as follows:

3.1 Fees.

Borrower will pay to Lender:

(a)	on the Closing Date, a nonrefundable fee equal to $15,000;
(b)	on December 11, 2003, a nonrefundable fee equal to $145,000.00; and
(c)	on each anniversary (if any) of the Agreement, an additional nonrefundable fee equal to $180,000.

f. Paragraph A of Section 7.21 shall be amended to state in its entirety as follows:

(A) Adjusted Tangible Net Worth.

The Borrower agrees to maintain at all times an Adjusted Tangible Net Worth of not less than $2,000,000, plus the aggregate amount of the gross proceeds the Borrower receives on or after the Closing Date from the issuance of (a) any capital stock or any other additions to the equity of Borrower and (b) any Subordinated Debt. For purposes of clarification, the amount of the gross proceeds received in respect of all Subordinated Debt includes, without limitation, all amounts accrued as payments in kind or original issue discount. Also, the amount of gross proceeds received shall not be reduced by any payments on Subordinated Debt, regardless of whether payments are permitted under this Agreement.

g. Paragraph B of Section 7.21 shall be amended to state in its entirety as follows:

(B) Minimum Current Ratio.

Borrower agrees to maintain: (a) at all times a ratio of current assets to current liabilities of not less than 1.40 to 1.00. For the purpose of the calculation of the ratio in this paragraph, all Obligations of the Borrower under the Loan Agreement are and will be classified as “short-term” liabilities. For the purpose of the calculation of the ratio in this paragraph, each Financial Asset will be classified as a “short-term” asset and calculated at the lowest of (i) its Loan Basis or (ii) cost under GAAP or (iii) market under GAAP.

3. Conditions of Effectiveness. This Amendment shall become effective as of the Closing Date, upon satisfaction of all of the following conditions precedent:

(a) Lender shall have received two (2) duly executed copies of this Amendment and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by Lender, each of which shall be in form and substance satisfactory to Lender and its counsel;

(b) Lender shall have received the nonrefundable fee described in Section 2.e. hereof in the amount of $15,000.00.

(c) The representations and warranties contained in Section 4 below shall be true and accurate.

(d) Borrower shall execute and deliver to Lender the promissory note attached hereto as Exhibit A, which shall replace the Note.

(e) Borrower shall cause the Guarantors to execute and deliver to Lender the guaranty agreements attached hereto as Exhibit B.

4. Representations. Borrower represents and warrants that:

(a) after giving effect to this Amendment (i) each and every one of the representations and warranties made by or on behalf of Borrower in the Loan Agreement or the Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (ii) Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Loan Agreement and Loan Documents; and (iii) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default;

(b) Borrower has legal power and authority to execute and deliver this Amendment;

(c) the officer executing this Amendment on behalf of Borrower has been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions provided for herein;

(d) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the articles of incorporation, regulations, articles of organization, by-laws or other organizational documents of Borrower or any law applicable to Borrower or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against Borrower; and

(e) this Amendment constitutes a valid and legally binding obligation upon Borrower in every respect.

5. References and Status of Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “Loan and Security Agreement,” “Loan Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as modified herein or in the exhibits attached hereto, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which Lender may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of Lender’s rights under or of any other term or provisions of the Loan Agreement, any Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of Borrower which would require the consent of Lender, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. Borrower ratifies and confirms each term, provision, condition and covenant set forth in the Loan Agreement and the Loan Documents and acknowledges that the agreements set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

6. Release and Waiver. Each of the Borrower and the Guarantors hereby releases, waives, extinguishes, forever discharges and covenants not to sue Lender from and with respect to any and all actions, causes of action, suits, debts, obligations, agreements, dues, sums of money, accounts, reckonings, bonds, bills, specialties, loans, invoices, covenants, contracts, controversies, promises, variances, trespasses, claims, damages, demands, judgments, executions, decrees, discrimination suits or charges, costs and attorneys’ fees, whatsoever, in law, admiralty, equity, arbitration or otherwise, whether known or unknown, accrued or unaccrued, matured or not matured, that it ever had, now has or hereafter can, shall or may have, as of the date of this Amendment. The matters released, waived, extinguished and discharged hereby include any and all claims for attorneys’ fees, any and all contract, tort or common law claims; and any and all claims under any federal, state or local statute, ordinance or regulation or under any federal, state or local common law.

7. Counterparts. This Amendment may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

8. Costs and Expenses. Borrower agrees to pay on demand in accordance with the terms of the Loan Agreement all costs and expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other loan documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of Lender’s counsel with respect thereto.

9. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

BORROWER:		LENDER:

Great Lakes Capital Acceptance LLC		Textron Financial Corporation

By:	/s/ George Luburich, II	By:
Name:		Name:
Title:		Title:

CONSENT OF GUARANTORS

The undersigned, being guarantors of Borrower’s indebtedness to Lender pursuant to their respective guaranty agreements with Lender, hereby consent and agree to be bound by the terms, conditions and execution of the above Amendment and hereby further agree that their respective obligations shall be as provided in the guaranty agreement that the undersigned execute on or around even date hereof.

Great Lakes Capital Investments, Inc.

By:	/s/ George Luburich, II

Name:	George Luburich, II
Its:	President

/s/ George Luburich, II

George Luburich, II, personally

EXHIBIT A

Promissory Note

REVOLVING NOTE

$12,000,000	Columbus, Ohio	September 30, 2003

FOR VALUE RECEIVED, the undersigned promises to pay to the order of TEXTRON FINANCIAL CORPORATION (hereinafter called the “Lender,” which term shall include any holder hereof), at such place as the Lender may designate or, in the absence of such designation, at the Lender’s office located at 130 East Chestnut Street, Suite 400, Columbus, Ohio 43215, the sum of Twelve Million Dollars ($12,000,000), or so much thereof as shall have been advanced by the Lender at any time and not thereafter repaid (hereinafter referred to as “Principal Sum”), together with interest as set forth in the Loan Agreement (as defined below) and payable at the time and in the manner set forth in the Loan Agreement. The proceeds of the loan evidenced hereby may be advanced, repaid and readvanced in partial amounts during the term of this revolving note (this “Note”) and prior to maturity. Each such advance shall be made to the undersigned upon receipt by the Lender of the application by the undersigned therefor and disbursement instructions, which shall be in such form as the Lender shall from time to time prescribe. The Lender shall be entitled to rely on any oral or telephonic communication requesting an advance or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Lender to be the undersigned, or the authorized agent of the undersigned. The undersigned agrees that all advances made by the Lender will be evidenced by entries made by the Lender into its electronic data processing system and/or internal memoranda maintained by the Lender. The undersigned further agrees that the sum or sums shown on the most recent printout from the Lender’s electronic data processing system and/or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest.

This Note is executed and the advances contemplated hereunder are to be made pursuant to a Loan and Security Agreement by and between the undersigned, Great Lakes Funding I, LLC, and the Lender dated December 11, 2002, and all amendments, modifications, and supplements thereto from time to time (hereinafter called the “Loan Agreement”), and all the covenants, representations, agreements, terms, and conditions contained therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten. Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to such terms in the Loan Agreement.

INTEREST

Interest will accrue on the unpaid balance of the Principal Sum at the rate set forth in the Loan Agreement. In addition, upon the occurrence of an Event of Default, interest will accrue on the unpaid balance of the Principal Sum at the Default Rate.

MANNER OF PAYMENT

The Principal Sum shall be due and payable on the Revolving Loan Maturity Date, and at maturity, whether by acceleration or otherwise. Accrued interest shall be due and payable as set forth in the Loan Agreement.

LATE CHARGE

Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY

This Note is secured by the security interests, assignments, and mortgages granted or referenced in the Loan Agreement.

DEFAULT

Upon the occurrence of any of the following events:

(a) the undersigned fail to make any payment of interest or of the Principal Sum on or before the date such payment is due;

(b) an “Event of Default” under the Loan Agreement shall have occurred;

then the Lender may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Lender shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agree to pay all costs and expenses of such action, including reasonable attorneys’ fees, to the extent permitted by law.

GENERAL PROVISIONS

The undersigned, and any indorser, surety, or guarantor, hereby jointly and severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, waive the defenses of impairment of collateral for the obligation evidenced hereby, impairment of a person against whom the Lender has any right of recourse, and any defenses of any accommodation maker and consent that without discharging any of them, the time of payment and any other provision of this Note may be extended or modified an unlimited number of times before or after maturity without notice to the undersigned. The undersigned agrees that it will pay the obligations evidenced hereby, irrespective of any action or lack of action on the Lender’s part in connection with the acquisition, perfection, possession, enforcement, disposition, or modification of all the obligations evidenced hereby or any and all

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security therefor, and no omission or delay on the Lender’s part in exercising any right against, or taking any action to collect from or pursue the Lender’s remedies against any party hereto will release, discharge, or modify the duties of the undersigned to make payments hereunder. The undersigned agrees that the Lender, without notice to or further consent from the undersigned, may release or modify any collateral, security, document or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of the undersigned hereunder. The undersigned agrees that the Lender will not be required to pursue or exhaust any of its rights or remedies against the undersigned or any guarantors of the obligations evidenced hereby with respect to the payment of any said obligations, or to pursue, exhaust or preserve any of the Lender’s rights or remedies with respect to any collateral, security or other guaranties given to secure said obligations. The undersigned waives any claim or other right which it might now have or hereafter acquire against any other person or entity that is primarily or contingently liable on the obligations that arise from the existence or performance of the undersigned’s obligations under this Note, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Lender or any collateral security which the Lender now has or hereafter acquires, whether such claim, remedy or right arises in equity, under contact or statute, at common law, or otherwise.

The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE LENDER, OR ANY OF THEM, WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY

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COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

Borrower:

GREAT LAKES CAPITAL

ACCEPTANCE LLC

By:	/s/ George Luburich, II

George Luburich, II, Manager

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EXHIBIT B

Guaranty Agreements

GUARANTOR:	Great Lakes Capital Investments, Inc.	BORROWER:	Great Lakes Capital Acceptance LLC
Great Lakes Funding I, LLC

ADDRESS:	27 East Monroe Street, Suite 700	ADDRESS:	27 East Monroe Street, Suite 700
	Chicago, IL 60603		Chicago, IL 60603

CONTINUING GUARANTY

UNLIMITED

This Continuing Guaranty Unlimited (this “Guaranty”) is made as of the 30th day of September, 2003.

WITNESSETH

WHEREAS, Great Lakes Capital Acceptance LLC and Great Lakes Funding I, LLC (“Borrower,” whether one or more) and Textron Financial Corporation (“Lender”) entered into a certain Loan and Security Agreement dated as of December 11, 2002 (as the same has been or may be amended, restated, modified or supplemented from time to time, the “Loan Agreement”);

WHEREAS, pursuant to the Loan Agreement, Lender has agreed subject to certain conditions precedent, to make loans and other financial accommodations to the Borrower from time to time;

WHEREAS, Great Lakes Capital Investments, Inc. (“Guarantor”) will directly and indirectly benefit from the loans and other financial accommodations made to the Borrower pursuant to the Loan Agreement;

WHEREAS, as of even date hereof, Lender and Borrower entered into a First Amendment to Loan and Security Agreement (the “First Amendment”), whereby Lender and Borrower agreed to, inter alia, increase the line of credit under the Loan Agreement to $12,000,000;

WHEREAS, Lender has required as a condition, among others, of extending the additional credit to Borrower in connection with the First Amendment, that Guarantor enter into this Guaranty.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

For the purpose of inducing Lender to lend money or extend credit to Borrower, the Guarantor hereby unconditionally guarantees the prompt and full payment to Lender when due, whether by acceleration or otherwise, of all Obligations of any kind for which Borrower is now or may hereafter become liable to Lender in any manner.

The word “Obligations” means, without limitation, all indebtedness, debts and liabilities (including principal, interest, interest accruing following the filing of a bankruptcy petition by or against Borrower at the applicable rates specified in the Loan Agreement, whether or not such interest is allowed as a claim in bankruptcy, late charges, collection costs, attorneys’ fees and the like) of Borrower to Lender, either created by Borrower alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by the Loan Agreement, note, draft, application for letter of credit, agreements of guaranty or otherwise, and any and all renewals of, extensions of or substitutes therefor, including without limitation, all indebtedness owed by Borrower to Lender by reason of credit extended or to be extended to Borrower in the principal amount of $12,000,000, pursuant to the Loan Agreement or one or more instruments of indebtedness and related documents.

Guarantor hereby promises that if one or more of the Obligations are not paid promptly when due, Guarantor will, upon request of Lender, pay the Obligations to Lender, irrespective of any action or lack of action on Lender’s part in connection with the acquisition, perfection, possession, enforcement or disposition of any or all Obligations or any or all security therefor or otherwise, and further irrespective of any invalidity in any or all Obligations, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor.

Guarantor waives notice of any and all acceptances of this Guaranty. This Guaranty is a continuing guaranty, and, in addition to covering all present Obligations of Borrower to Lender, will extend to all future Obligations of Borrower to Lender, whether such Obligations are reduced, amended, or entirely extinguished and thereafter increased or reincurred. This Guaranty is made and will remain in effect until the Obligations are paid in full and until the Borrower has no right to request further advances under the documents or instruments evidencing the Obligations. Lender’s rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of Borrower, Guarantor, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.

In the event Guarantor at any time shall pay any sums on account of any Obligations or take any other action in performance of any Obligations, Guarantor shall be subrogated to the rights, powers, privileges and remedies of the Lender in respect of such Obligations; provided that all such rights of subrogation and all claims and indebtedness arising therefrom shall be, and Guarantor hereby agrees that the same are, and shall be at all times, in all respects subordinate and junior to all Obligations, and provided, further, that Guarantor hereby agrees that Guarantor shall not seek to exercise any such rights of subrogation, reimbursement, exoneration, or indemnity whatsoever or any rights of recourse to any security for any of the Obligations unless or until all Obligations shall have been indefeasibly paid in full in cash and duly and fully performed.

Guarantor waives presentment, demand, protest, notice of protest and notice of dishonor or other nonpayment of any and all Obligations and further waives notice of sale or other disposition of any collateral or security now held or hereafter acquired by Lender. Guarantor agrees that no extension of time, whether one or more, nor any other indulgence granted by Lender to Borrower, or to Guarantor, and no omission or delay on Lender’s part in exercising any right against, or in taking any action to collect from or pursue Lender’s remedies against Borrower or Guarantor, or any of them, will release, discharge or modify the duties of Guarantor. Guarantor agrees that Lender may, without notice to or further consent from Guarantor, release or modify any collateral, security or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Guarantor hereunder. Guarantor further agrees that Lender will not be required to pursue or exhaust any of its rights or remedies against Borrower or Guarantor, or any of them, with respect to payment of any of the Obligations, or to pursue, exhaust or preserve any of its rights or remedies with respect to any collateral, security or other guaranties given to secure the Obligations, or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Guarantor.

Guarantor agrees to furnish true and complete financial statements from time to time on request of Lender as provided in the Loan Agreement and agrees that failure to furnish such financial statements may constitute or be deemed to constitute a default or event of default of the Obligations. Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this Guaranty may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waives any objection which Guarantor may have now or acquire hereafter to the venue of any such suit, action or proceeding; and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

Except as provided below, Guarantor agrees that any and all claims of Guarantor against Borrower, any other guarantor or any endorser of all or any part of the Obligations, or against any of their respective properties, shall be subordinated to all of the Obligations, and any right of Guarantor to ask, demand, sue for, take or receive any payment from Borrower, all rights and liens of Guarantor, whether now or hereafter arising and howsoever existing, in any assets of Borrower (whether constituting part of the collateral securing the Obligations or otherwise) shall be and hereby are subordinated to the rights of Lender in those assets; provided, however (subject to any applicable provisions of the Loan Agreement), if no Event of Default under the Loan Agreement shall have occurred and be continuing, Borrower may make, and Guarantor may accept regularly scheduled payments of principal of and interest on indebtedness owing to Guarantor until Lender notifies Guarantor otherwise. If all or any part of the assets of Borrower, or the proceeds thereof, are subject to any distribution, division or application to the creditors of Borrower, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of Borrower is dissolved or if substantially all of the assets of Borrower are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of Borrower to Guarantor (“Borrower Indebtedness”) shall be paid or delivered directly to Lender for application on any of the Obligations, due or to become due, until such Obligations shall have first been fully paid and satisfied. Guarantor irrevocably authorizes and empowers Lender to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of Guarantor such proofs of claim and take such other action, in Lender’s own name or in the name of Guarantor or otherwise, as Lender may deem necessary or advisable for the enforcement of this Guaranty. Lender may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Obligations. Should any payment, distribution, security or instrument or proceeds thereof be received by Guarantor upon or with respect to Borrower Indebtedness prior to the satisfaction of all of the Obligations and the termination of all financing arrangements between Borrower and Lender, Guarantor shall receive and hold the same in trust, as trustee, for the benefit of Lender and shall forthwith deliver the same to Lender, in precisely the form received (except for the endorsement or assignment of Guarantor where necessary), for application to any of the Obligations, due or not due, and, until so delivered, the same shall be held in trust by Guarantor as the property of Lender. If Guarantor fails to make any such endorsement or assignment to Lender, Lender or any of its officers or employees are hereby irrevocably authorized to make the same. Guarantor agrees that until the Obligations have been paid in full (in cash) and satisfied and all financing arrangements between Borrower and Lender have been terminated, Guarantor will not assign or transfer any claim Guarantor has or may have against Borrower.

WAIVER OF RIGHT TO TRIAL BY JURY

GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR OR LENDER WITH RESPECT TO THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF THE RIGHT OF GUARANTOR TO TRIAL BY JURY.

If any Obligation of Borrower is assigned by Lender, this Guaranty will inure to the benefit of Lender’s assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments, provided that no assignment will operate to relieve Guarantor from any duty to Lender hereunder with respect to any unassigned Obligation. In the event that any one or more of the provisions contained in this Guaranty or any application thereof shall be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other applications thereof shall not in any way be affected or impaired thereby. This Guaranty shall be construed in accordance with the law of the State of Ohio.

The liabilities evidenced hereby may from time to time be evidenced by another guaranty or guaranties given in substitution or reaffirmation hereof. Any security interest or mortgage which secures the liabilities evidenced hereby shall remain in full force and effect notwithstanding any such substitution or reaffirmation.

If at the time of payment of the Obligations and any discharge hereof, Guarantor shall be then directly or contingently liable to Lender as maker, indorser, surety or guarantor of any other loan or obligation whether the same shall be evidenced by a note, bill of exchange, agreement of guaranty or other instrument, then Lender may continue to hold any collateral of Guarantor as security therefor, even though this Guaranty shall have been surrendered to Guarantor. Lender shall not be bound to take any steps necessary to preserve any rights in the collateral against prior parties. If any Obligations hereunder are not paid when due, Lender may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to any collateral, and shall have the rights of a secured party under the law of the State of Ohio. Guarantor shall be liable for any deficiency. In the event the Lender shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys’ fees, to the extent permitted by law.

Executed and delivered at                 , as of the date set forth above.

GUARANTOR: Great Lakes Capital Investments, Inc.

By:

Printed Name: George Luburich, II Title: President

GUARANTOR:	George Luburich, II	BORROWER:	Great Lakes Capital Acceptance LLC
Great Lakes Funding I, LLC

ADDRESS:	375 W. Erie St. #507	ADDRESS:	27 East Monroe Street, Suite 700
	Chicago, IL 60610		Chicago, IL 60603

CONTINUING GUARANTY

UNLIMITED

This Continuing Guaranty Unlimited (this “Guaranty”) is made as of the 30th day of September, 2003.

WITNESSETH

WHEREAS, Great Lakes Capital Acceptance LLC and Great Lakes Funding I, LLC (“Borrower,” whether one or more) and Textron Financial Corporation (“Lender”) entered into a certain Loan and Security Agreement dated as of December 11, 2003 (as the same has been or may be amended, restated, modified or supplemented from time to time, the “Loan Agreement”);

WHEREAS, pursuant to the Loan Agreement, Lender has agreed subject to certain conditions precedent, to make loans and other financial accommodations to the Borrower from time to time;

WHEREAS, George Luburich, II (“Guarantor”) will directly and indirectly benefit from the loans and other financial accommodations made to the Borrower pursuant to the Loan Agreement;

WHEREAS, as of even date hereof, Lender and Borrower entered into a First Amendment to Loan and Security Agreement (the “First Amendment”), whereby Lender and Borrower agreed to, inter alia, increase the line of credit under the Loan Agreement to $12,000,000;

WHEREAS, Lender has required as a condition, among others, of extending the additional credit to Borrower in connection with the First Amendment, that Guarantor enter into this Guaranty.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

For the purpose of inducing Lender to lend money or extend credit to Borrower, the Guarantor hereby unconditionally guarantees the prompt and full payment to Lender when due, whether by acceleration or otherwise, of all Obligations of any kind for which Borrower is now or may hereafter become liable to Lender in any manner.

The word “Obligations” means, without limitation, all indebtedness, debts and liabilities (including principal, interest, interest accruing following the filing of a bankruptcy petition by or against Borrower at the applicable rates specified in the Loan Agreement, whether or not such interest is allowed as a claim in bankruptcy, late charges, collection costs, attorneys’ fees and the like) of Borrower to Lender, either created by Borrower alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by the Loan Agreement, note, draft, application for letter of credit, agreements of guaranty or otherwise, and any and all renewals of, extensions of or substitutes therefor, including without limitation, all indebtedness owed by Borrower to Lender by reason of credit extended or to be extended to Borrower in the principal amount of $12,000,000, pursuant to the Loan Agreement or one or more instruments of indebtedness and related documents.

Guarantor hereby promises that if one or more of the Obligations are not paid promptly when due, Guarantor will, upon request of Lender, pay the Obligations to Lender, irrespective of any action or lack of action on Lender’s part in connection with the acquisition, perfection, possession, enforcement or disposition of any or all Obligations or any or all security therefor or otherwise, and further irrespective of any invalidity in any or all Obligations, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor.

Guarantor waives notice of any and all acceptances of this Guaranty. This Guaranty is a continuing guaranty, and, in addition to covering all present Obligations of Borrower to Lender, will extend to all future Obligations of Borrower to Lender, whether such Obligations are reduced, amended, or entirely extinguished and thereafter increased or reincurred. This Guaranty is made and will remain in effect until the Obligations are paid in full and until the Borrower has no right to request further advances under the documents or instruments evidencing the Obligations. Lender’s rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of Borrower, Guarantor, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.

In the event Guarantor at any time shall pay any sums on account of any Obligations or take any other action in performance of any Obligations, Guarantor shall be subrogated to the rights, powers, privileges and remedies of the Lender in respect of such Obligations; provided that all such rights of subrogation and all claims and indebtedness arising therefrom shall be, and Guarantor hereby agrees that the same are, and shall be at all times, in all respects subordinate and junior to all Obligations, and provided, further, that Guarantor hereby agrees that Guarantor shall not seek to exercise any such rights of subrogation, reimbursement, exoneration, or indemnity whatsoever or any rights of recourse to any security for any of the Obligations unless or until all Obligations shall have been indefeasibly paid in full in cash and duly and fully performed.

Guarantor waives presentment, demand, protest, notice of protest and notice of dishonor or other nonpayment of any and all Obligations and further waives notice of sale or other disposition of any collateral or security now held or hereafter acquired by Lender. Guarantor agrees that no extension of time, whether one or more, nor any other indulgence granted by Lender to Borrower, or to Guarantor, and no omission or delay on Lender’s part in exercising any right against, or in taking any action to collect from or pursue Lender’s remedies against Borrower or Guarantor, or any of them, will release, discharge or modify the duties of Guarantor. Guarantor agrees that Lender may, without notice to or further consent from Guarantor, release or modify any collateral, security or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Guarantor hereunder. Guarantor further agrees that Lender will not be required to pursue or exhaust any of its rights or remedies against Borrower or Guarantor, or any of them, with respect to payment of any of the Obligations, or to pursue, exhaust or preserve any of its rights or remedies with respect to any collateral, security or other guaranties given to secure the Obligations, or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Guarantor.

Guarantor agrees to furnish true and complete financial statements from time to time on request of Lender as provided in the Loan Agreement and agrees that failure to furnish such financial statements may constitute or be deemed to constitute a default or event of default of the Obligations. Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this Guaranty may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waives any objection which Guarantor may have now or acquire hereafter to the venue of any such suit, action or proceeding; and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

Except as provided below, Guarantor agrees that any and all claims of Guarantor against Borrower, any other guarantor or any endorser of all or any part of the Obligations, or against any of their respective properties, shall be subordinated to all of the Obligations, and any right of Guarantor to ask, demand, sue for, take or receive any payment from Borrower, all rights and liens of Guarantor, whether now or hereafter arising and howsoever existing, in any assets of Borrower (whether constituting part of the collateral securing the Obligations or otherwise) shall be and hereby are subordinated to the rights of Lender in those assets; provided, however (subject to any applicable provisions of the Loan Agreement), if no Event of Default under the Loan Agreement shall have occurred and be continuing, Borrower may make, and Guarantor may accept regularly scheduled payments of principal of and interest on indebtedness owing to Guarantor until Lender notifies Guarantor otherwise. If all or any part of the assets of Borrower, or the proceeds thereof, are subject to any distribution, division or application to the creditors of Borrower, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of Borrower is dissolved or if substantially all of the assets of Borrower are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of Borrower to Guarantor (“Borrower Indebtedness”) shall be paid or delivered directly to Lender for application on any of the Obligations, due or to become due, until such Obligations shall have first been fully paid and satisfied. Guarantor irrevocably authorizes and empowers Lender to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of Guarantor such proofs of claim and take such other action, in Lender’s own name or in the name of Guarantor or otherwise, as Lender may deem necessary or advisable for the enforcement of this Guaranty. Lender may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Obligations. Should any payment, distribution, security or instrument or proceeds thereof be received by Guarantor upon or with respect to Borrower Indebtedness prior to the satisfaction of all of the Obligations and the termination of all financing arrangements between Borrower and Lender, Guarantor shall receive and hold the same in trust, as trustee, for the benefit of Lender and shall forthwith deliver the same to Lender, in precisely the form received (except for the endorsement or assignment of Guarantor where necessary), for application to any of the Obligations, due or not due, and, until so delivered, the same shall be held in trust by Guarantor as the property of Lender. If Guarantor fails to make any such endorsement or assignment to Lender, Lender or any of its officers or employees are hereby irrevocably authorized to make the same. Guarantor agrees that until the Obligations have been paid in full (in cash) and satisfied and all financing arrangements between Borrower and Lender have been terminated, Guarantor will not assign or transfer any claim Guarantor has or may have against Borrower.

WAIVER OF RIGHT TO TRIAL BY JURY

GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR OR LENDER WITH RESPECT TO THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF THE RIGHT OF GUARANTOR TO TRIAL BY JURY.

If any Obligation of Borrower is assigned by Lender, this Guaranty will inure to the benefit of Lender’s assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments, provided that no assignment will operate to relieve Guarantor from any duty to Lender hereunder with respect to any unassigned Obligation. In the event that any one or more of the provisions contained in this Guaranty or any application thereof shall be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other applications thereof shall not in any way be affected or impaired thereby. This Guaranty shall be construed in accordance with the law of the State of Ohio.

The liabilities evidenced hereby may from time to time be evidenced by another guaranty or guaranties given in substitution or reaffirmation hereof. Any security interest or mortgage which secures the liabilities evidenced hereby shall remain in full force and effect notwithstanding any such substitution or reaffirmation.

If at the time of payment of the Obligations and any discharge hereof, Guarantor shall be then directly or contingently liable to Lender as maker, indorser, surety or guarantor of any other loan or obligation whether the same shall be evidenced by a note, bill of exchange, agreement of guaranty or other instrument, then Lender may continue to hold any collateral of Guarantor as security therefor, even though this Guaranty shall have been surrendered to Guarantor. Lender shall not be bound to take any steps necessary to preserve any rights in the collateral against prior parties. If any Obligations hereunder are not paid when due, Lender may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to any collateral, and shall have the rights of a secured party under the law of the State of Ohio. Guarantor shall be liable for any deficiency. In the event the Lender shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys’ fees, to the extent permitted by law.

Executed and delivered at                 , as of the date set forth above.

GUARANTOR:

George Luburich, II